UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Capital City Bank Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62470-P25961 CAPITAL CITY BANK GROUP, INC. 217 NORTH MONROE STREET TALLAHASSEE, FL 32301 ATTN: JEP E. LARKIN CAPITAL CITY BANK GROUP, INC. 2025 Annual Meeting Vote by April 21, 2025 11:59 PM ET. For shares held in a Plan, vote by April 17, 2025 11:59 PM ET. You invested in CAPITAL CITY BANK GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareowner meeting to be held on April 22, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 8, 2025. If you would like to request a copy of the material(s) for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 22, 2025 10:00 AM Local Time FSU Turnbull Conference Center 555 West Pensacola Street Tallahassee, FL 32306.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors: To elect as directors the nominees listed below:	
1a.	Robert Antoine	For
1b.	Thomas A. Barron	For
1c.	William F. Butler	For
1d.	Stanley W. Connally, Jr.	For
1e.	Marshall M. Criser III	For
1f.	Kimberly A. Crowell	For
1g.	Bonnie J. Davenport	For
1h.	William Eric Grant	For
1i.	Laura L. Johnson	For
1j.	John G. Sample, Jr.	For
1k.	William G. Smith, Jr.	For
1l.	Ashbel C. Williams	For
2.	To ratify the appointment of Forvis Mazars, LLP as our independent registered certified public accounting firm for the current fiscal year ending December 31, 2025.	For

NOTE: In their sole discretion, the proxies may approve such other business as may properly come before the meeting or any adjournment and/or postponements of the meeting. THE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE GIVEN ON THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS, AND AS DETERMINED BY THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY BE BROUGHT AT THE MEETING. THE UNDERSIGNED SHAREOWNER(S) HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

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V62471-P25961